UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K

                                  ------------


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: January 28, 2004
                        (Date of earliest event reported)


                        CADMUS COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



           Virginia                    000-12954                 54-1274108
-------------------------------       -----------            -------------------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
        incorporation)                File Number            Identification No.)



                         1801 Bayberry Court, Suite 200
                            Richmond, Virginia 23226
                                 (804) 287-5680
                   (Address, including zip code, and telephone
             number, including area code, of registrant's principal
                               executive offices)






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Item 5.       Other Events and Regulation FD Disclosure.

         On January 28, 2004, Cadmus Communications Corporation completed the refinancing of its senior bank credit facility. A copy of the agreement is attached hereto as Exhibit 10.41.

         On January 28, 2004, Cadmus Communications Corporation terminated its accounts receivable securitization program. A copy of the agreement is attached hereto as Exhibit 10.42.




Item 7.       Financial Statements and Exhibits.

       (c)    Exhibits:

       Exhibit
       Number        Description
       ------        -----------

       10.41 Second Amended and Restated Credit Agreement dated as of January 28, 2004 among Cadmus Communications Corporation, the lenders party hereto, and Wachovia Bank, National Association, as Administrative Agent, Wachovia Capital Markets, LLC, as Co-Lead Arranger, Bank of America, N.A., as Co-Lead Arranger and Syndication Agent and BNP Paribas, ING Capital LLC, and The Royal Bank of Scotland PLC, as Co-Documentation Agents.

       10.42 Receivables Reassignment and Termination Agreement dated as of January 28, 2004, by and among Cadmus Receivables Corp. (the "Seller"), Cadmus Communications Corporation (the "Master Servicer"), Blue Ridge Asset Funding Corporation (the "Purchaser"), Wachovia Bank, National Association (the "Agent"), Cadmus Journal services, Inc., Mack Printing Company, Port City Press, Inc. and Washburn Graphics, Inc.




Statements contained in this report relating to Cadmus' future prospects and performance are "forward-looking statements" that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ materially from management's expectations include but are not limited to: (1) the overall economic environment, (2) the equity market performance and interest rate environment, which can impact our pension liability, (3) our ability to develop and market new capabilities and services to take advantage of technology changes in the publishing process, especially for scientific, technical and medical journals, (4) significant price pressure in the markets in which we compete, (5) the loss of significant customers or the decrease in demand from customers, (6) our ability to continue to obtain improved efficiencies and lower production costs, (7) the financial condition and ability to pay of certain customers, (8) the impact of industry consolidation among key customers, and (9) our ability to operate effectively in markets outside of North America. Other risk factors are detailed from time to time in our other Securities and Exchange Commission filings. The information provided in this report is provided only as of the date of this report, and we undertake no obligation to update any forward-looking statements made herein.


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

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CADMUS COMMUNICATIONS CORPORATION
                                           (Registrant)


                                  By:        /s/ Bruce V. Thomas
                                           -----------------------
                                           Bruce V. Thomas
                                           President and Chief Executive Officer

Date:  January 29, 2004




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
                                  Exhibit Index


   Exhibit        Description
   -------        -----------

    10.41 Second Amended and Restated Credit Agreement dated as of January 28, 2004 among Cadmus Communications Corporation, the lenders party hereto, and Wachovia Bank, National Association, as Administrative Agent, Wachovia Capital Markets, LLC, as Co-Lead Arranger, Bank of America, N.A., as Co-Lead Arranger and Syndication Agent and BNP Paribas, ING Capital LLC, and The Royal Bank of Scotland PLC, as Co-Documentation Agents.

     10.42 Receivables Reassignment and Termination Agreement dated as of January 28, 2004, by and among Cadmus Receivables Corp. (the "Seller"), Cadmus Communications Corporation (the "Master Servicer"), Blue Ridge Asset Funding Corporation (the "Purchaser"), Wachovia Bank, National Association (the "Agent"), Cadmus Journal services, Inc., Mack Printing Company, Port City Press, Inc. and Washburn Graphics, Inc.